Acquisitions (Tables)	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Summary of Book Values of Identifiable Assets and Liabilities Acquired and Their Fair Value
The Group acquired a number of subsidiaries in the year and in the prior year. The net assets of the business acquired are reflected in the Group's financial statements at their fair value at acquisition date. The fair value of the consideration and the assets and liabilities acquired are summarised below.

	Fair value 2024 £m	Fair value 2023 £m
Intangible assets	17	141
Current assets	20	41
Other assets	—	3
Other liabilities	—	(49)
Other current liabilities	(8)	(37)
Other non-current liabilities	(4)	(6)
Deferred tax liabilities	(4)	(34)
Net Assets	21	59
Non-controlling interests	—	(2)
Goodwill	34	298
Consideration	55	355
Consideration satisfied by:
Cash	47	227
Payments due to vendors	8	128